                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 3, 2001

                              PLANVISTA CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      1-13772                   13-3787901
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

        3501 FRONTAGE ROAD, TAMPA, FLORIDA                       33607
     ----------------------------------------                 ----------
     (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (813) 289-1000

                         HEALTHPLAN SERVICES CORPORATION
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a)
As announced on June 18, 2001 we completed the sale of our Third Party Administration and Managing General Agent Underwriter business units to HealthPlan Holdings, Inc., an affiliate of Sun Capital Partners, Inc. The Third Party Administration business includes the Small Group Business operations and its associated data processing facilities based in Tampa, Florida, as well as the Taft-Hartley businesses that operate under the names American Benefit Plan Administrators and Southern Nevada Administrators, based in El Monte, California and Las Vegas Nevada, respectively. The Managing General Agent Underwriter business is Philadelphia based Montgomery Management Corporation.

In connection with the non-cash transaction, Sun Capital's affiliate assumed approximately $40 million in working capital deficit of the acquired businesses, $5 million of which was offset by a long-term convertible subordinated note from us. This note is convertible into shares of the Company's common stock at the option of HealthPlan Holdings, Inc. ("HPHI")at any time prior to maturity. In addition, any unpaid principal and accrued interest under the note shall automatically convert to shares of the Company's common stock upon the completion of a financing transaction where the Company sells a minimum of $17,500,000 of its capital stock or which involves the sale of a controlling interest in the Company or the sale of all or substantially all of the Company's assets. Under the terms of the note the Company also has the option of paying interest in shares of common stock. The note contains certain provisions which ensure that HPHI will receive, after the conversion and sale of shares received under the note, sufficient funds from the gross sales proceeds of such shares as to equal the amount outstanding under the note plus any accrued interest which remains unpaid at the time of the conversion. Under such provisions, depending on the market value of the shares at the time of such conversion and subsequent sale by HPHI, the Company may be required to issue additional shares to HPHI. In addition at closing we issued approximately 710,000 shares of the Company's common stock at a deemed price of $8.20 per share to offset an additional $5 million of the assumed deficit. In connection with the issuance of these shares, the Company entered into a Registration Rights Agreement in favor of HPHI for the registration of such shares and any shares issuable under the terms of the note. The purchase agreement contains customary representations and warranties and cross indemnity provisions.



ITEM 5.  OTHER EVENTS

On April 16, 2001 the Company and its senior lenders executed a Second Amendment and Limited Waiver and Consent (the "Second Amendment") to the Company's Second Amended and Restated Credit Agreement, dated as of June 8, 2000, as further amended and modified (the "Credit Agreement"). The Second Amendment allowed the Company to change its name to PlanVista Corporation and to cancel certain intercompany debt.

In connection with the sale of our Third Party Administration and Managing General Agent Underwriter business units and the assumption by HealthPlan Holdings, Inc., of certain liabilities associated therewith (the "Transaction"), the New England Life Insurance Co. drew in full on a letter of credit in its favor in the amount of $6,000,000. Under the terms of the Credit Agreement with First Union National Bank and the other lenders named therein, any payment under the letter of credit which is not promptly reimbursed to the lenders by the Company upon notice of such draw constitutes a payment default. The lenders have indefinitely waived this payment default pursuant to the terms of a Limited Waiver and Extension dated as of June 15, 2001, which also waived certain additional terms of the Credit Agreement in order to permit certain terms of the Transaction which were not part of the original Stock Purchase Agreement of April 1, 2001 but were rather added through the First Amendment to Stock Purchase Agreement (the "First Amendment"), dated June 18, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION.


                              PLANVISTA CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001
                                 (IN THOUSANDS)


                                                                       PRO FORMA
                                                         HISTORICAL   ADJUSTMENTS      PRO FORMA
                                                         ----------   -----------      ---------
                         ASSETS
Current assets:
  Cash and cash equivalents                               $   --         $  --          $  --
  Accounts receivable, net                                  12,979        (6,547)(a)      6,432
  Prepaid expenses and other current assets                  2,969        (2,126)(a)        843
  Refundable income taxes                                    2,717          --            2,717
  Deferred taxes                                             3,523          --            3,523
                                                          --------      --------       --------
          Total current assets                              22,188        (8,673)        13,515
Property and equipment, net                                 12,617       (10,645)(a)      1,972
Intangible assets, net                                      45,227       (14,789)(a)     30,438
Other assets, net                                            5,373        (4,307)(a)      1,066
Deferred tax, non-current                                   26,329          --           26,329
Investments                                                  1,239          --            1,239
                                                          --------      --------       --------
          Total assets                                    $112,973      $(38,414)       $74,559
                                                          ========      ========       ========

LIABILITIES, MINORITY INTEREST, AND STOCKHOLDERS' EQUITY
Current liabilities:
  Cash overdraft                                          $  2,096      $   (788)(a)   $  1,308
  Accounts payable                                           3,531        (1,838)(a)      1,693
  Premiums payable to carriers                              46,650       (46,650)(a)        --
  Commissions payable                                        2,976        (2,902)(a)         74
  Deferred revenue                                           1,009        (1,009)(a)        --
  Accrued liabilities                                       11,887            46 (a,b)   11,933
  Current portion of long-term debt                         59,152         6,000 (b)     65,152
                                                          --------       -------       --------
          Total current liabilities                        127,301       (47,141)        80,160
Notes payable                                                4,868         5,000 (b)      9,868
Other long-term liabilities                                  2,415        (1,273)(a)      1,142
                                                          --------      --------       --------
          Total liabilities                                134,584       (43,414)        91,170
                                                          --------      --------       --------

Total stockholders' equity                                 (21,611)        5,000 (b)    (16,611)
                                                          --------      --------       --------
          Total liabilities, minority interest,
                and stockholders' equity                  $112,973      $(38,414)       $74,559
                                                          ========      ========       ========

      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.



                              PLANVISTA CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE THREE MONTHS ENDED MARCH 31, 2001
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)


                                                                          PRO FORMA
                                                           HISTORICAL     ADJUSTMENTS         PRO FORMA
                                                           ----------     -----------         ---------
Operating Revenues                                           $ 7,983       $    --              $ 7,983

Agent commissions                                                105            --                  105
General and administrative                                     6,209            --                6,209
Other expenses                                                   284            --                  284
Interest expense, net                                          1,817             225 (b)          2,042
                                                            --------       ---------          ---------
Total expenses                                                 8,415             225              8,640
                                                            --------       ---------          ---------
Income (loss) before provision/benefit for income taxes,
  discontinued operations and cumulative effect of change
  in accounting principle                                       (432)           (225)              (657)

(Benefit) provision for income taxes                            (164)           (112)(b)           (276)
                                                            --------       ---------          ---------
Income (loss) from continuing operations                        (268)           (113)              (381)

Loss from discontinued operations, net of taxes                  344            (344)(a)            --
Loss on sale of assets, net of taxes                            --              --                  --
Cumulative effect of change, net of taxes                         47            --                   47
                                                            ---------      ---------          ---------
Net Income                                                    $ (659)       $    231            $ (428)
                                                            =========      =========          =========

Basic (Loss) Earnings Per Share of Common Stock             $  (0.05)                         $   (0.03)

Basic Weighted Average Number of Shares Outstanding           13,702                             14,412

Diluted Earnings Per Share of Common Stock                  $  (0.05)                         $   (0.03)

Diluted Weighted Average Number of Shares Outstanding         13,702                             14,412


      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                              PLANVISTA CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)


                                                                          PRO FORMA
                                                           HISTORICAL     ADJUSTMENTS         PRO FORMA
                                                           ----------     -----------         ---------
Operating Revenues                                         $   6,154       $    --            $   6,154

Agent Commissions                                                 60            --                   60
General and Administrative                                     5,138            --                5,138
Gain on Sale of Investments                                     (285)           --                 (285)
Interest Expense, Net                                          2,241             225 (b)          2,466
                                                            --------       ---------          ---------
Total Expenses                                                 7,154             225              7,379
                                                            --------       ---------          ---------
Income before provision/benefit for income taxes
  and discontinued operations                                 (1,000)           (225)            (1,225)

(Benefit) provision for income taxes                            (400)           (115)(b)           (515)
                                                            --------       ---------          ---------
Income from continuing operations                               (600)           (111)              (711)

Income from discontinued operations, net of taxes                395            (395)(a)            --
                                                            ---------      ---------          ---------
Net income (loss)                                           $   (205)     $     (506)          $   (711)
                                                            =========      =========          =========

Basic (Loss) Earnings Per Share of Common Stock             $   (0.01)                        $   (0.05)

Basic Weighted Average Number of Shares Outstanding            13,673                            14,383

Diluted Earnings Per Share of Common Stock                  $   (0.01)                        $   (0.05)

Diluted Weighted Average Number of Shares Outstanding          13,673                            14,383


      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.



                                 PLANVISTA CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)


                                                                        PRO FORMA
                                                          HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                          ----------    -----------       ---------
Operating revenues                                         $166,596     $(139,632)(c)      $ 26,964

Agent commissions                                            48,864       (48,569)(c)           295
General and administrative                                  117,835       (98,510)(c)        19,325
Loss of impairment of intangible assets                      80,250       (74,737)(c)         5,513
Gain on sale of investments                                    (332)         --                (332)
Other expenses                                                1,120          --               1,120
Interest expense, Net                                         9,382           900 (c,d)      10,282
                                                           --------      --------          --------
Total Expenses                                              257,119      (220,916)           36,203
                                                           --------      --------          --------
Income (loss) before benefit/provision for income taxes,
  discontinued operations, loss on sale of assets,
  extraordinary item and cumulative effect of change in
  accounting principle                                      (90,523)       81,284            (9,239)

(Benefit) provision for income taxes                        (26,257)       22,377 (c)        (3,880)

Income (loss) before discontinued operations, loss on
  sale of assets, extraordinary item and cumulative        --------      --------           --------
  effect of change in accounting principle                  (64,266)       58,907            (5,359)

Income from discontinued operations, net of taxes               334           334 (c)           --
Loss on sale of discontinued operations, net of taxes       (39,333)       39,333 (c)           --
Extraordinary loss from restructure of debt, net of taxes      (954)         --                (954)
Cumulative effect of change in accounting principle,
  net of taxes                                                 (258)         --                (258)
                                                           --------      --------          --------

Net income (loss)                                         $(104,477)      $97,906           $(6,571)
                                                           ========      ========          ========


Basic Earnings Per Share of Common Stock                   $  (7.64)                       $  (0.46)

Basic Weighted Average Number of Shares Outstanding          13,679                          14,389

Diluted Earnings Per Share of Common Stock                 $  (7.64)                       $  (0.46)

Diluted Weighted Average Number of Shares Outstanding        13,679                          14,389


      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.



                               PLANVISTA CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)


                                                                        PRO FORMA
                                                          HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                          ----------    -----------       ---------
Operating revenues                                         $181,840     $(163,148)(c)      $ 18,692

Agent commissions                                            55,916       (55,806)(c)           110
General and administrative                                  117,193       (99,844)(c)        17,349
Gain on sale of investments                                  (4,630)         --              (4,630)
Other expenses                                                  367          (367)(c)           --
Interest expense, net                                         7,364           612 (c,d)       7,976
Equity in loss of joint ventures                                208          --                 208
                                                           --------      --------          --------
Total expenses                                              176,418      (155,405)           21,013
                                                           --------      --------          --------
Income (loss) before provision for income taxes,
  minority interest, and discontinued operations              5,422        (7,743)           (2,321)

(Benefit) provision for income taxes                          2,687        (3,662)(c)          (975)

Income before minority interest and discontinued
  Operations                                                  2,735        (4,081)           (1,346)

Minority interest                                                50          --                  50
                                                           --------      --------          --------
Income (loss) before discontinued operations                  2,685        (4,081)           (1,396)

Income (loss) from discontinued operations, net of taxes     (2,581)        2,581 (c)           --
                                                           --------      --------          --------

Net (loss) income                                          $    104      $ (1,500)         $ (1,396)
                                                           ========      ========          ========

Basic Earnings Per Share of Common Stock                   $   0.01                        $  (0.10)

Basic Weighted Average Number of Shares Outstanding          13,742                          14,452

Diluted Earnings Per Share of Common Stock                 $   0.01                        $  (0.10)

Diluted Weighted Average Number of Shares Outstanding        13,742                          14,452


      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.
                             PLANVISTA CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)


                                                                        PRO FORMA
                                                          HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                          ----------    -----------       ---------
Operating revenues                                         $201,231      (191,207)(c)      $ 10,024

Agent commissions                                            68,471       (68,441)(c)            30
General and administrative                                  122,549      (110,476)(c)        12,073
Gain on sale of investments                                 (33,240)         --             (33,240)
Other expenses                                                2,306        (2,234)(c)            72
Interest expense, net                                         5,540         1,206 (c,d)       6,746
Equity in loss of joint ventures                             11,849          --              11,849
                                                           --------      --------          --------
Total expenses                                              177,475      (179,945)           (2,470)
                                                           --------      --------          --------
Income (loss) before benefit/provision for income taxes,
  minority interest and discontinued operations              23,756       (11,262)           12,494

(Benefit) provision for income taxes                         10,086        (4,839)(c)         5,247

Income before minority interest and discontinued
  Operations                                                 13,670        (6,423)            7,247

Minority interest                                                48          --                  48
                                                           --------      --------          --------

Income (loss) before discontinued operations                 13,622        (6,423)            7,199

Income (loss) from discontinued operations, net of taxes     (3,924)        3,924 (c)           --

                                                           --------      --------          --------
Net (loss) income                                          $  9,698      $ (2,499)         $  7,199
                                                           ========      ========          ========

Basic Earnings Per Share of Common Stock                   $   0.68                        $   0.48

Basic Weighted Average Number of Shares Outstanding          14,353                          15,063

Diluted Earnings Per Share of Common Stock                 $   0.67                        $   0.47

Diluted Weighted Average Number of Shares Outstanding        14,584                          15,294


      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.



                              PLANVISTA CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company at March 31, 2001 reflects the financial position of the Company after giving effect to the disposition of the Third Party Administrator and Managing General underwriter business as if it had occurred at March 31, 2001. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the three months ended March 31, 2001 and 2000 and the years ended December 31, 2000, 1999 and 1998, give retroactive effect to the dispositions of the Company's Third Party Administration and Managing General underwriter business units as if they had occurred at the beginning of the periods presented.



NOTE 2 - PRO FORMA BALANCE SHEET ADJUSTMENTS

a) Reflects the disposition of the Company's interest in net assets and liabilities of the Third Party Administration and Managing General underwriter business units.

b) Reflects the application of the results of the sale, including, issuance of debt, and equity and estimated loss on the sale.


NOTE 3 - PRO FORMA INCOME STATEMENT ADJUSTMENTS

a) Reflects the elimination of the discontinued operations, loss on sale of discontinued operations and the related tax effects for the three months ended March 31, 2001 and 2000.

b) Reflects incremental interest expense and the related tax effect due to the increase of indebtedness in connection with the sale.
         The increase in expense was calculated based upon the stated interest rate described on the note for the $5 million debt and the Company's borrowing rate on the additional $6 million debt, assuming such indebtedness was outstanding for the three months ended March 31, 2001 and 2000.

c) Reflects the elimination of the discontinued operations, loss on sale of discontinued operations and the related tax effects for the years ended December 31, 2000, 1999 and 1998.

d) Reflects incremental interest expense due to the increase of indebtedness in connection with the sale. The increase in expense was calculated based upon the stated interest rate described on the note for the $5 million debt and the Company's borrowing rate on the additional $6 million debt, assuming such indebtedness was outstanding for the years ended December 31, 2000, 1999 and 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               PLANVISTA CORPORATION

Date:  July 3, 2001                      /s/ Phillip S. Dingle
                                       -----------------------------------------
                                       Chairman and Chief Executive Officer
                                       (Principal Executive Officer)

                                         /s/ Phillip S. Dingle
                                       -----------------------------------------
                                       (Principal Accounting Officer)